CSFB04-AR03-GIII - Price/Yield - III-A-2

Balance	[Contact Desk]	Delay	0	Formula	See below*	WAC(3)	5	WAM(3)	358
Coupon	1.670	Dated	3/29/2004	NET(3)	4.191	WALA(3)	2
Settle	3/31/2004	First Payment	4/25/2004

* PAYS MIN OF 6 MONTH LIBOR PLUS 50BPS, GROUP III NET WAC CAP, [9.375]%, PROVIDED COUPONS ARE SUBJECT TO A 1.000% PERIODIC CAP.

RUN TO 10% CALL

(CALC. AS OF CUT-OFF DATE COLLATERAL INFORMATION)

Price	10 CPR - Call (Y)	15 CPR - Call (Y)	18 CPR - Call (Y)	20 CPR - Call (Y)	22 CPR - Call (Y)	25 CPR - Call (Y)	30 CPR - Call (Y)	35 CPR - Call (Y)	40 CPR - Call (Y)	50 CPR - Call (Y)
99-28	1.695	1.702	1.706	1.710	1.713	1.718	1.728	1.738	1.749	1.775	Yield
99-28	51.86	52.57	53.03	53.36	53.70	54.23	55.17	56.20	57.30	59.81	Disc Margin
99-28+	1.692	1.698	1.702	1.705	1.708	1.713	1.721	1.730	1.740	1.762	Yield
99-28+	51.62	52.24	52.64	52.93	53.22	53.68	54.50	55.40	56.35	58.54	Disc Margin
99-29	1.690	1.695	1.698	1.701	1.703	1.707	1.714	1.722	1.730	1.749	Yield
99-29	51.37	51.90	52.25	52.49	52.74	53.13	53.82	54.59	55.41	57.26	Disc Margin
99-29+	1.687	1.692	1.694	1.696	1.699	1.702	1.708	1.714	1.721	1.736	Yield
99-29+	51.13	51.57	51.85	52.05	52.26	52.58	53.15	53.79	54.46	55.99	Disc Margin
99-30	1.685	1.688	1.691	1.692	1.694	1.696	1.701	1.706	1.711	1.723	Yield
99-30	50.89	51.24	51.46	51.62	51.78	52.03	52.48	52.98	53.51	54.71	Disc Margin
99-30+	1.682	1.685	1.687	1.688	1.689	1.691	1.694	1.698	1.702	1.710	Yield
99-30+	50.65	50.90	51.06	51.18	51.30	51.48	51.81	52.18	52.56	53.44	Disc Margin
99-31	1.680	1.682	1.683	1.683	1.684	1.685	1.687	1.690	1.692	1.698	Yield
99-31	50.41	50.57	50.67	50.74	50.82	50.93	51.14	51.37	51.61	52.17	Disc Margin
99-31+	1.678	1.678	1.679	1.679	1.679	1.680	1.681	1.682	1.683	1.685	Yield
99-31+	50.17	50.23	50.28	50.31	50.34	50.39	50.47	50.57	50.67	50.89	Disc Margin
100-00	1.675	1.675	1.675	1.675	1.674	1.674	1.674	1.673	1.673	1.672	Yield
100-00	49.93	49.90	49.88	49.87	49.86	49.84	49.80	49.76	49.72	49.62	Disc Margin
100-00+	1.673	1.671	1.671	1.670	1.670	1.669	1.667	1.665	1.663	1.659	Yield
100-00+	49.69	49.57	49.49	49.43	49.38	49.29	49.13	48.96	48.77	48.35	Disc Margin
100-01	1.670	1.668	1.667	1.666	1.665	1.663	1.660	1.657	1.654	1.646	Yield
100-01	49.45	49.23	49.10	49.00	48.90	48.74	48.46	48.15	47.82	47.08	Disc Margin
100-01+	1.668	1.665	1.663	1.661	1.660	1.658	1.654	1.649	1.644	1.634	Yield
100-01+	49.21	48.90	48.70	48.56	48.42	48.19	47.79	47.35	46.88	45.81	Disc Margin
100-02	1.665	1.661	1.659	1.657	1.655	1.652	1.647	1.641	1.635	1.621	Yield
100-02	48.97	48.57	48.31	48.13	47.94	47.65	47.12	46.54	45.93	44.54	Disc Margin
100-02+	1.663	1.658	1.655	1.653	1.650	1.647	1.640	1.633	1.625	1.608	Yield
100-02+	48.73	48.23	47.92	47.69	47.46	47.10	46.45	45.74	44.99	43.26	Disc Margin
100-03	1.661	1.655	1.651	1.648	1.645	1.641	1.633	1.625	1.616	1.595	Yield
100-03	48.48	47.90	47.52	47.26	46.98	46.55	45.78	44.94	44.04	41.99	Disc Margin
100-03+	1.658	1.651	1.647	1.644	1.641	1.636	1.627	1.617	1.606	1.582	Yield
100-03+	48.24	47.57	47.13	46.82	46.51	46.00	45.12	44.13	43.10	40.72	Disc Margin
100-04	1.656	1.648	1.643	1.639	1.636	1.630	1.620	1.609	1.597	1.570	Yield
100-04	48.00	47.23	46.74	46.39	46.03	45.46	44.45	43.33	42.15	39.45	Disc Margin

WAL	7.11	5.00	4.20	3.77	3.42	2.97	2.41	2.00	1.69	1.25
Principal Window Begin	Apr04	Apr04	Apr04	Apr04	Apr04	Apr04	Apr04	Apr04	Apr04	Apr04
Principal Window End	Apr21	Sep16	Nov14	Oct13	Dec12	Nov11	Jul10	Jun09	Sep08	Jul07

LIBOR_6MO	1.170	1.170	1.170	1.170	1.170	1.170	1.170	1.170	1.170	1.170
LIBOR_1YR	1.363	1.363	1.363	1.363	1.363	1.363	1.363	1.363	1.363	1.363
CMT_1YR	1.222	1.222	1.222	1.222	1.222	1.222	1.222	1.222	1.222	1.222

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

PRELIMINARY - SUBJECT TO CHANGE